UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2026
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FGI Industries Ltd.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-41207	98-1603252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
906 Murray Road
East Hanover, NJ 07936
(Address of principal executive offices) (Zip Code)
(973) 428-0400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0005 par value per share	FGI	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	FGIWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.   Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm.
On April 20, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of FGI Industries Ltd. (the “Company” or “FGI”) approved the dismissal of CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm effective on the same day.
The audit report of CBIZ on our consolidated financial statements for the year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the year ended December 31, 2025 and in the subsequent interim period through April 20, 2026, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CBIZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of CBIZ, would have caused CBIZ to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that the Company identified material weakness in its internal control over financial reporting as of and for the year ended December 31, 2025, as disclosed in Part II, Item 9A, Controls and Procedures, of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2026, specifically that such material weakness are related to the precision of journal entry and account reconciliation review controls at a recently in‑scope foreign subsidiary.
We provided CBIZ with a copy of the disclosure contained in this section of this Current Report on Form 8-K prior to the time this report was filed with the SEC and requested that CBIZ furnish us with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of CBIZ’s letter, dated April 23, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of Independent Registered Public Accounting Firm.
On April 20, 2026, the Audit Committee appointed Marcum Asia CPAs LLP (“Marcum Asia”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026.
During our two most recent fiscal years ended December 31, 2025 and 2024 and in the subsequent interim period through April 20, 2026, neither we nor anyone on our behalf consulted Marcum Asia regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in connection with which either a written report or oral advice was provided to us that Marcum Asia concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.   Financial Statements and Exhibits.
(d)Exhibits.

Exhibit
Number	Description
16.1	Letter from CBIZ CPAs P.C.
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGI Industries Ltd.

Date: April 23, 2026	By:	/s/ John Chen
John Chen
Executive Chairman